EXHIBIT 10.24


                 TERMINATION BENEFITS AGREEMENT


      This  TERMINATION BENEFITS AGREEMENT (this "Agreement")  is made and
entered into as of _______________, 199___, by and between MERIDIAN INSURANCE GROUP, INC., an Indiana corporation (hereinafter referred to as the "Corporation") and ______________, a resident of the State of Indiana (hereinafter referred to as "Employee").

                            RECITALS

      A. Employee is now serving as a member of the executive staff of the Corporation.

      B. The Corporation believes that Employee has made valuable contributions to the productivity and profitability of the Corporation.

      C. The Board of Directors of the Corporation has determined that it is in the best interests of the Corporation and its shareholders to assure that the Corporation will have the continued undivided time, attention, loyalty, and dedication of Employee, notwithstanding the possibility, threat or occurrence of a Change in Control (as defined in Section 2 hereof) of the Corporation.

      D. The Board believes it is imperative to diminish the inevitable distraction of
Employee by virtue of the personal uncertainties and risks created by pending or threatened Change in Control and to encourage Employee's full undivided time, attention, loyalty, and dedication to the Corporation currently and in the event of any threatened or pending Change in Control.

      E. By this Agreement, the Board intends upon a Change in Control to assure Employee with compensation and benefits arrangements if his or her employment terminates as a result of a Change in Control which are competitive with those of other corporations similarly situated to the Corporation. Therefore, in order to accomplish these objectives, the Board has caused the Corporation to enter into this Agreement.

      F. In reliance on this Agreement, Employee is willing to continue his or her employment with the Corporation on the terms agreed to by the Employee and Corporation from time to time.

                            AGREEMENT

      In consideration of the foregoing and of the mutual covenants herein contained and the mutual benefits herein provided, the Corporation and Employee hereby agree as follows:
      Section 1. Term. The initial term of this Agreement shall be from the date hereof through December 31, 199__. The term of this Agreement shall be automatically extended for an additional year on December 31, 199__ (that is, to a term extending through December 31, 199__) and on December 31 of each year thereafter unless either party hereto gives written notice to the other party not to so extend prior to November 30 of the year for which notice is given, in which case no further automatic extension shall occur. In addition, if a Change in Control of the Corporation (as defined in Section 2 below) shall occur during the term of this Agreement, then the term of this Agreement shall automatically be extended to a date one year following the consummation of the Change in Control.

      Section  2.   Change in Control Defined.  As used  in  this
Agreement, "Change in Control" of the Corporation means:

      (A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act as in effect from time to time) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Corporation or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Corporation, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by or under common control with the Corporation, or (iii) any acquisition by Meridian Mutual Insurance Company ("Meridian Mutual"); or

      (B) Individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Corporation (the "Board"); provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

      (C) So long as Meridian Mutual owns twenty-five percent (25%) or more of either (i) the then outstanding shares of common stock of the Corporation or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors: individuals who, as of the date hereof, constitute the Board of Directors of Meridian Mutual (the "Incumbent Mutual Board") cease for any reason to constitute a majority of the Board of Directors of Meridian Mutual(the "Mutual Board"); provided, however, that any individual becoming a Director of the Mutual Board subsequent to the date hereof whose election, or nomination for election by Meridian Mutual's policyholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Mutual Board shall be considered as though such individual were a member of the Incumbent Mutual Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Mutual Board; or

      (D) Approval by the shareholders of the Corporation of (i) a reorganization, merger, consolidation or share exchange, in each case, unless, following such transaction the conditions specified in clauses (a), (b) and (c) of this Section 2(D) are satisfied, or (ii) a complete liquidation or dissolution of the Corporation or the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which following such transaction the conditions specified in clauses (a), (b) or (c) of this
Section 2(D) are satisfied. Such conditions are: (a) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Corporation common stock and outstanding Corporation voting securities immediately prior to such transaction in substantially the same proportions as their ownership, immediately prior to such transaction, of the outstanding Corporation stock and outstanding Corporation voting securities, as the case may be, (b) no Person (excluding the Corporation, any employee benefit plan or related trust of the Corporation or such corporation resulting from such transaction and any Person beneficially owning, immediately prior to such transaction, directly or indirectly, twenty-five percent (25%) or more of the outstanding Corporation common stock or outstanding voting securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (c) at least a majority of the members of the board of directors of the corporation resulting from such transaction were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such transaction.

      Section 3. Termination of Employment. The Corporation shall provide Employee with the payment and benefits set forth in
Section 4 of this Agreement upon any termination of Employee's employment with the Corporation (whether such termination of employment is initiated by the Corporation or by Employee) that occurs within the one-year period following a Change in Control, unless such termination of employment occurs for any of the following reasons:

      (A)  Termination by reason of Employee's death.

      (B) Termination by reason of Employee's "disability". For purposes hereof, "disability" shall be deemed to conform to the definition thereof contained in the Corporation's benefit plan applicable immediately prior to the Change in Control as defined in Section 2 of this Agreement.

      (C) Termination upon Employee reaching normal retirement date, which for purposes of this Agreement shall be deemed to conform to the definition thereof contained in the Corporation's benefit plan applicable immediately prior to the Change in Control as defined in Section 2 of this Agreement.

      (D)   Termination for "cause".  As used in this  Agreement,
the  term  "cause" means Employee's conviction  for  fraud  or  a
felony  involving  the  Corporation or for   theft  of  corporate
assets.

      Section 4. Payments and Benefits. Except for a termination of employment for a reason specified in subsections (A), (B), (C) or (D) of Section 3 hereof, the following payments and benefits, less any amounts required to be withheld therefrom under any applicable federal, state or local income tax, other tax, or social security laws or similar statutes, shall be paid to Employee upon any termination of Employee's employment with the Corporation that occurs during the term of this Agreement and within the one-year period following a Change in Control:

      (A) Within thirty (30) days following such a termination, Employee shall be paid: (i) at his or her then-effective salary, for services performed through the date of termination, and (ii) any earned and unpaid amount of any bonus or incentive payment (for example, any bonus earned but not yet paid under the Corporation's executive bonus compensation plan with respect to the calendar year preceding the year in which the termination of employment occurs).

      (B) Within thirty (30) days following such a termination, Employee shall be paid a lump sum payment of an amount equal to two (2) times Employee's "Base Amount." For purposes hereof, Base Amount is defined as Employee's average includable compensation paid by the Corporation for the five (5) most recent taxable years ending before the date on which the Change in Control occurs. The definition, interpretation and calculation of the dollar amount of Base Amount shall be in a manner consistent with and as required by the provisions of Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), and the regulations and rulings of the Internal Revenue Service promulgated thereunder.


      Employee acknowledges that payment in accordance with  this
Section 4 shall be deemed to constitute a full settlement and discharge of any and all obligations of the Corporation or Meridian Mutual to Employee arising out of his or her employment with the Corporation and the termination thereof, except for any vested rights Employee may then have under any insurance, pension, supplemental pension, thrift, employee stock ownership, stock option plans or other benefit plans sponsored or made available by the Corporation or Meridian Mutual.

      Section 5.  Legal Expenses.  The Corporation is aware  that upon the occurrence of a Change in Control the Board of Directors or  a shareholder of the Corporation may then cause or attempt to cause  the  Corporation to refuse to comply with its  obligations under this Agreement, or may cause or attempt to cause the Corporation to institute, or may institute, litigation seeking to have  this  Agreement  declared unenforceable,  or  may  take  or attempt  to  take  other  action to deny  Employee  the  benefits intended  under  this  Agreement.  In  these  circumstances,  the purpose of this Agreement could be frustrated.  It is the  intent of  the  Corporation that Employee not be required to  incur  the expenses  associated with the enforcement of his  or  her  rights under this Agreement by litigation or other legal action, nor  be bound to negotiate any settlement of his or her rights hereunder, because  the cost and expense of such legal action or  settlement would  substantially  detract from the benefits  intended  to  be extended  to  Employee hereunder.  Accordingly,  if  following  a
Change  in  Control  it  should  appear  to  Employee  that   the
Corporation  has  failed to comply with any  of  its  obligations under this Agreement or in the event that the Corporation or  any other person takes any action to declare this Agreement void or unenforceable, or institutes any litigation or other legal action designed  to  deny,  diminish or to  recover  from  Employee  the benefits  entitled to be provided to the Employee hereunder,  and that  Employee  has complied with all of his or  her  obligations under  this  Agreement,  the Corporation  irrevocably  authorizes
Employee  from  time  to time to retain counsel  of  his  or  her choice,  at  the expense of the Corporation as provided  in  this
Section   5,  to  represent  Employee  in  connection  with   the
initiation  or  defense of any litigation or other legal  action, whether such action is by or against the Corporation or any director, officer, shareholder, or other person affiliated with
the   Corporation,  in  any  jurisdiction.   Notwithstanding  any
existing or prior attorney-client relationship between the
Corporation and such counsel, the Corporation irrevocably consents to Employee entering into an attorney-client relationship with such counsel, and in that connection the Corporation and Employee agree that a confidential relationship shall exist between Employee and such counsel.  The reasonable fees and expenses of counsel selected from time to time by Employee as hereinabove provided shall be paid or reimbursed to Employee by the Corporation on a regular, periodic basis upon presentation by Employee of a statement or statements prepared by such counsel in accordance with its customary practices, up to a maximum aggregate amount of Two Hundred Thousand Dollars ($200,000). Any legal expenses incurred by the Corporation by reason of any dispute between the parties as to enforceability of or the terms contained in this Agreement as provided by this Section 5, notwithstanding the outcome of any such dispute, shall be the sole responsibility of the Corporation, and the Corporation shall not take any action to
seek    reimbursement   from   Employee   for   such    expenses.
Notwithstanding any limitation contained in this Section 5 to the contrary, Employee shall be entitled to payment or reimbursement of legal expenses in excess of Two Hundred Thousand Dollars ($200,000) if the expenses were incurred as a result of a dispute under this Agreement in which Employee obtains a final judgment in his or her favor from a court of competent jurisdiction or his or her claim is settled by the Corporation prior to the rendering of a judgment by such a court.

      Section 6. No Mitigation. Employee is not required to mitigate the amount of benefit payments to be made by the Corporation pursuant to this Agreement by seeking other employment or otherwise, nor shall the amount of any benefit payments provided for in this Agreement be reduced by any compensation earned by Employee as a result of employment by another employer or which might have been earned by Employee had Employee sought such employment, after the date of termination of his or her employment with the Corporation or otherwise.

      Section  7.  Employee's Covenants.  In order to induce  the
Corporation to enter into this Agreement, Employee hereby agrees as follows:

      (A) Employee shall keep confidential and not improperly divulge for the benefit of any other party any of the Corporation's confidential information or business secrets including, but not limited to, confidential information and business secrets relating to such matters as the Corporation's finances, operations and customer lists. All of the Corporation's confidential information and business secrets shall be the sole and exclusive property of the Corporation.

In the event of a breach or threatened breach by Employee of the provisions of this Section 7, the Corporation shall be entitled to an injunction restraining Employee from committing or continuing such breach. Nothing herein contained shall be construed as prohibiting the Corporation from pursuing any other remedies available to it for such breach or threatened breach including the recovery of damages from Employee. The covenants of this Section 7 shall run not only in favor of the Corporation and its successors and assigns, but also in favor of its subsidiaries and their respective successors and assigns and shall survive the termination of this Agreement.

      Section 8. Successors to Corporation. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, share exchange or otherwise) to all or substantially all of the business and/or assets of the Corporation, by agreement in form and substance satisfactory to Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Corporation in the same amount and on the same terms as Employee would be entitled hereunder if he or she were to terminate his or her employment pursuant to Section 3 hereof, except that for purposes of implementing the foregoing, the date on which succession becomes effective shall be deemed the date of termination of Employee's employment with the Corporation. As used in this Agreement, "Corporation" shall mean corporation as hereinbefore defined and any successor to the business or assets of it as aforesaid which executes and delivers the agreement provided for in this Section 8 or which otherwise becomes bound by all of the terms and provisions of this Agreement by operation of law.

      Section 9. Effect of Employees Death. Should Employee die while any amounts are payable to him or her hereunder, this Agreement shall inure to the benefit of and be enforceable by Employee's executors, administrators, heirs, distributees, devisees and legatees and all amounts payable hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or if there be no such designee, to Employee's estate.

      Section 10. Notices. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

      If to Employee:


      If to Corporation:  Meridian Insurance Group, Inc.
                          2955 North Meridian Street
                          Indianapolis, Indiana  46208
                          Attention:  Corporate Secretary

or to such other address as any party may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

      Section 11. Governing Law. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Indiana. The parties agree that all legal disputes regarding this Agreement will be resolved in Indianapolis, Indiana, and irrevocably consent to service of process in such City for such purpose.

     Section 12. Waivers. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and the Corporation. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representation, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by any party which are not set forth expressly in this Agreement.

       Section  13.   Partial  Invalidity.   The  invalidity   or
unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

      Section 14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same Agreement.

      Section 15. Assignment. This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder, except as provided in Section 8 and Section 9 above. Without limiting the foregoing, Employee's right to receive payments hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise, other than a transfer by his or her Will or by the laws of descent and distribution as set forth in Section 8 hereof, and in the event of any attempted assignment or transfer contrary to this Section 15, the Corporation shall have no liability to pay any amount so attempted to be assigned or transferred.

      Any benefits payable under this Agreement shall be paid solely from the general assets of the Corporation. Neither Employee nor Employee's beneficiary shall have interest in any specific assets of the Corporation under the terms of this Agreement. This Agreement shall not be considered to create an escrow account, trust fund or other funding arrangement of any kind or a fiduciary relationship between Employee and the Corporation.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first written above.

                              MERIDIAN INSURANCE GROUP, INC.
                              ("Corporation")


                              By:________________________________



                              EMPLOYEE

                              ___________________________________